News Release		Exhibit 99.1

Contact:	Corporate Communications
Houston:	713.324.5080
Email:	corpcomm@coair.com
News archive:	continental.com/company/news/	Address:	P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS MARCH 2009
OPERATIONAL PERFORMANCE
HOUSTON, April 1, 2009 – Continental Airlines (NYSE: CAL) today reported a March consolidated (mainline plus regional) load factor of 79.4 percent, 2.9 points below the March 2008 consolidated load factor, and a mainline load factor of 79.9 percent, 2.7 points below the March 2008 mainline load factor.  In addition, the carrier reported a March domestic mainline load factor of 84.3 percent, 0.9 points below the March 2008 domestic mainline load factor, and a March international mainline load factor of 75.8 percent, 4.2 points below March 2008.
During the month, Continental recorded a U.S. Department of Transportation (DOT) on-time arrival rate of 74.2 percent and a mainline segment completion factor of 99.0 percent.
In March 2009, Continental flew 7.5 billion consolidated revenue passenger miles (RPMs) and 9.4 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic decrease of 9.7 percent and a consolidated capacity decrease of 6.4 percent as compared to March 2008. In March 2009, Continental flew 6.7 billion mainline RPMs and 8.3 billion mainline ASMs, resulting in a mainline traffic decrease of 10.0 percent and a mainline capacity decrease of 7.0 percent as compared to March 2008. Domestic mainline traffic was 3.4 billion RPMs in March 2009, down 12.4 percent from March 2008, and domestic mainline capacity was 4.0 billion ASMs, down 11.5 percent from March 2008.
For March 2009, consolidated passenger revenue per available seat mile (RASM) is estimated to have decreased between 19.5 and 20.5 percent compared to March 2008, while mainline passenger RASM is estimated to have decreased between 18.5 and 19.5 percent compared to March 2008.
For February 2009, consolidated passenger RASM decreased 11.5 percent compared to February 2008, while mainline passenger RASM decreased 10.0 percent compared to February 2008.
Continental ended the first quarter 2009 with an unrestricted cash, cash equivalents and short-term investments balance of approximately $2.65 billion. Continental’s regional operations had a March load factor of 75.7 percent, 4.0 points below the March 2008 regional load factor. Regional RPMs were 815.9 million and regional ASMs were 1,078.0 million in March 2009, resulting in a traffic decrease of 7.2 percent and a capacity decrease of 2.2 percent versus March 2008.
Continental Airlines is the world’s fifth largest airline.  Continental, together with Continental Express and Continental Connection, has more than 2,800 daily departures throughout the Americas, Europe and Asia, serving 135 domestic and 132 international destinations. More than 650 additional points are served via current alliance partners.  With more than 42,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with Continental Express, carries approximately 67 million passengers per year.
Celebrating its 75th anniversary this year, Continental consistently earns awards and critical acclaim for both its operation and its corporate culture.  For the sixth consecutive year, FORTUNE magazine named Continental the No. 1 World's Most Admired Airline on its 2009 list of World's Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company’s current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company’s 2008 Form 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the significant volatility in the cost of aircraft fuel, its transition to a new global alliance, the consequences of its high leverage and other significant capital commitments, its high labor and pension costs, delays in scheduled aircraft deliveries, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the recession in the U.S. and global economies, the airline pricing environment, terrorist attacks, regulatory matters, excessive taxation, industry consolidation, the availability and cost of insurance, public health threats and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
MARCH	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	3,390,269	3,870,731	-12.4	Percent

International	3,277,526	3,541,997	-7.5	Percent
Transatlantic	1,565,813	1,716,250	-8.8	Percent
Latin America	1,113,772	1,169,405	-4.8	Percent
Pacific	597,941	656,342	-8.9	Percent

Mainline	6,667,795	7,412,728	-10.0	Percent
Regional	815,944	878,815	-7.2	Percent
Consolidated	7,483,739	8,291,543	-9.7	Percent
AVAILABLE SEAT MILES (000)
Domestic	4,020,884	4,542,933	-11.5	Percent

International	4,326,643	4,428,434	-2.3	Percent
Transatlantic	2,135,950	2,203,699	-3.1	Percent
Latin America	1,390,708	1,381,112	0.7	Percent
Pacific	799,985	843,623	-5.2	Percent

Mainline	8,347,527	8,971,367	-7.0	Percent
Regional	1,078,034	1,102,732	-2.2	Percent
Consolidated	9,425,561	10,074,099	-6.4	Percent
PASSENGER LOAD FACTOR
Domestic	84.3 Percent	85.2 Percent	-0.9	Points

International	75.8 Percent	80.0 Percent	-4.2	Points
Transatlantic	73.3 Percent	77.9 Percent	-4.6	Points
Latin America	80.1 Percent	84.7 Percent	-4.6	Points
Pacific	74.7 Percent	77.8 Percent	-3.1	Points

Mainline	79.9 Percent	82.6 Percent	-2.7	Points
Regional	75.7 Percent	79.7 Percent	-4.0	Points
Consolidated	79.4 Percent	82.3 Percent	-2.9	Points
ONBOARD PASSENGERS
Mainline	3,994,311	4,539,771	-12.0	Percent
Regional	1,503,202	1,578,906	-4.8	Percent
Consolidated	5,497,513	6,118,677	-10.2	Percent
CARGO REVENUE TON MILES (000)
Total	73,549	93,471	-21.3	Percent

PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	8,909,320	10,428,767	-14.6	Percent

International	8,780,258	9,494,327	-7.5	Percent
Transatlantic	4,040,633	4,477,011	-9.7	Percent
Latin America	3,105,758	3,182,659	-2.4	Percent
Pacific	1,633,867	1,834,657	-10.9	Percent

Mainline	17,689,578	19,923,094	-11.2	Percent
Regional	2,099,797	2,356,778	-10.9	Percent
Consolidated	19,789,375	22,279,872	-11.2	Percent
AVAILABLE SEAT MILES (000)
Domestic	11,176,555	12,726,078	-12.2	Percent

International	12,175,408	12,551,799	-3.0	Percent
Transatlantic	6,024,745	6,208,622	-3.0	Percent
Latin America	3,933,991	3,875,205	1.5	Percent
Pacific	2,216,672	2,467,972	-10.2	Percent

Mainline	23,351,963	25,277,877	-7.6	Percent
Regional	2,970,993	3,097,608	-4.1	Percent
Consolidated	26,322,956	28,375,485	-7.2	Percent
PASSENGER LOAD FACTOR
Domestic	79.7 Percent	81.9 Percent	-2.2	Points

International	72.1 Percent	75.6 Percent	-3.5	Points
Transatlantic	67.1 Percent	72.1 Percent	-5.0	Points
Latin America	78.9 Percent	82.1 Percent	-3.2	Points
Pacific	73.7 Percent	74.3 Percent	-0.6	Points

Mainline	75.8 Percent	78.8 Percent	-3.0	Points
Regional	70.7 Percent	76.1 Percent	-5.4	Points
Consolidated	75.2 Percent	78.5 Percent	-3.3	Points
ONBOARD PASSENGERS
Mainline	10,561,693	12,196,376	-13.4	Percent
Regional	3,846,171	4,242,642	-9.3	Percent
Consolidated	14,407,864	16,439,018	-12.4	Percent
CARGO REVENUE TON MILES (000)
Total	200,414	261,272	-23.3	Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
MARCH	2009	2008	Change
On-Time Performance [1]	74.2%	68.4%	5.8	Points
Completion Factor [2]	99.0%	98.9%	0.1	Points
February 2009 year-over-year consolidated RASM change			(11.5)	Percent
February 2009 year-over-year mainline RASM change			(10.0)	Percent
March 2009 estimated year-over-year consolidated RASM change			(19.5) - (20.5)	Percent
March 2009 estimated year-over-year mainline RASM change			(18.5) - (19.5)	Percent
March 2009 estimated average price per gallon of fuel, including fuel taxes			1.68	Dollars
First Quarter 2009 estimated average price per gallon of fuel, including fuel taxes			1.83	Dollars

[1] Department of Transportation Arrivals within 14 minutes
[2] Mainline Segment Completion Percentage

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